UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2016

Cheniere Energy Partners LP Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36234	36-4767730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street, Suite 1900, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On September 19, 2016, Sabine Pass Liquefaction, LLC (“SPL”), a wholly owned subsidiary of Cheniere Energy Partners, L.P. (“Cheniere Partners”), entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers named therein (the “Initial Purchasers”), to issue and sell to the Initial Purchasers $1.5 billion aggregate principal amount of its 5.00% Senior Secured Notes due 2027 (the “Notes”).

The Purchase Agreement contains customary representations, warranties and agreements by SPL and customary conditions to closing and indemnification obligations of SPL and the Initial Purchasers. The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

On September 23, 2016 (the “Issue Date”), SPL closed the sale of the Notes pursuant to the Purchase Agreement. The sale of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold on a private placement basis in reliance on Section 4(a)(2) of the Securities Act and Rule 144A and Regulation S thereunder.

Certain Initial Purchasers and their affiliates have provided from time to time, and may provide in the future, certain investment and commercial banking and financial advisory services to SPL and Cheniere Partners in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Indentures

Eighth Supplemental Indenture

On September 19, 2016, SPL entered into an eighth supplemental indenture (the “Eighth Supplemental Indenture”) to the indenture, dated as of February 1, 2013 (the “Base Indenture,” as supplemented by the First Supplemental Indenture, dated as of April 16, 2013, the Second Supplemental Indenture, dated as of April 16, 2013, the Third Supplemental Indenture, dated as of November 25, 2013, the Fourth Supplemental Indenture, dated as of May 20, 2014, the Fifth Supplemental Indenture, dated as of May 20, 2014, the Sixth Supplemental Indenture, dated as of March 3, 2015 and the Seventh Supplemental Indenture, dated as of June 14, 2016, the “Indenture”), by and among SPL, the guarantors that may become party thereto from time to time and The Bank of New York Mellon, as Trustee under the Indenture (the “Trustee”). The Eighth Supplemental Indenture was effective immediately upon its execution by SPL and the Trustee and amends the Indenture to maintain certain existing covenants that were set to fall away once the notes received at least two investment grade credit ratings and modifies certain existing covenants to provide SPL noteholders with additional protections. The amended covenants include the covenants limiting SPL’s ability and the ability of SPL’s restricted subsidiaries to: incur additional indebtedness or issue preferred stock, sell or transfer assets, including capital stock of SPL’s restricted subsidiaries, enter into transactions with affiliates, and dissolve, liquidate, consolidate, merge, sell or lease all or substantially all of SPL’s assets.

The foregoing description of the Eighth Supplemental Indenture is qualified in its entirety by reference to the full text of the Eighth Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein. The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, which is incorporated by reference herein. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report dated February 4, 2013, filed by Cheniere Partners on Form 8-K.

Ninth Supplemental Indenture

The Notes were issued on the Issue Date pursuant to the Base Indenture, as supplemented by the Eighth Supplemental Indenture and a ninth supplemental indenture, dated as of the Issue Date, between SPL and the Trustee, relating to the Notes (the “Ninth Supplemental Indenture”). The Base Indenture as supplemented by the Eighth Supplemental Indenture and the Ninth Supplemental Indenture is referred to herein as the “Notes Indenture.”

Under the terms of the Ninth Supplemental Indenture, the Notes will mature on March 15, 2027 and will accrue interest at a rate equal to 5.00% per annum on the principal amount from the Issue Date, with such interest payable semi-annually, in cash in arrears, on March 15 and September 15 of each year, beginning on March 15, 2017.

The Notes are senior secured obligations of SPL and rank senior in right of payment to any and all of SPL’s future indebtedness that is subordinated in right of payment to the Notes and equal in right of payment with all of SPL’s existing and future indebtedness (including all loans under SPL’s existing credit facilities, all obligations under SPL’s senior working capital revolving credit and letter of credit reimbursement agreement and all of SPL’s outstanding senior secured notes) that is senior and secured by the same collateral securing the Notes. The Notes are effectively senior to all of SPL’s senior indebtedness that is unsecured to the extent of the value of the assets constituting the collateral securing the Notes.

As of the Issue Date, the Notes were not guaranteed but will be guaranteed in the future by all of SPL’s future restricted subsidiaries. Such guarantees will be joint and several obligations of the guarantors of the Notes. The guarantees of the Notes will be senior secured obligations of the guarantors.

At any time or from time to time prior to September 15, 2026, SPL may redeem all or a part of the Notes, at a redemption price equal to the “make-whole” price set forth in the Ninth Supplemental Indenture, plus accrued and unpaid interest, if any, to the date of redemption. SPL also may at any time on or after September 15, 2026, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to the date of redemption.

General

The Notes Indenture also contains customary terms and events of default and certain covenants that, among other things, limit SPL’s ability and the ability of SPL’s restricted subsidiaries to incur additional indebtedness or issue preferred stock, make certain investments or pay dividends or distributions on capital stock or subordinated indebtedness or purchase, redeem or retire capital stock, sell or transfer assets, including capital stock of SPL’s restricted subsidiaries, restrict dividends or other payments by restricted subsidiaries, incur liens, enter into transactions with affiliates, dissolve, liquidate, consolidate, merge, sell or lease all or substantially all of SPL’s assets and enter into certain LNG sales contracts. The Notes Indenture covenants are subject to a number of important limitations and exceptions.

The foregoing description of the Ninth Supplemental Indenture is qualified in its entirety by reference to the full text of the Ninth Supplemental Indenture, which is filed as Exhibit 4.2 hereto, and is incorporated by reference herein. The foregoing description of the Notes Indenture is qualified in its entirety by reference to the full text of the Notes Indenture, which is incorporated by reference herein. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report dated February 4, 2013, filed by Cheniere Partners on Form 8-K.

Registration Rights Agreement

In connection with the closing of the sale of the Notes, SPL and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the respective Initial Purchasers, entered into a Registration Rights Agreement dated the Issue Date (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, SPL has agreed, and any future guarantors of the Notes will agree, to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement with respect to an offer to exchange any and all of the

Notes, for a like aggregate principal amount of debt securities of SPL issued under the Notes Indenture and identical in all material respects to the respective Notes sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), and that are registered under the Securities Act. SPL has agreed, and any future guarantors of the Notes will agree, to use commercially reasonable efforts to cause such registration statement to become effective within 360 days after the Issue Date. Under specified circumstances, SPL has also agreed, and any future guarantors will also agree, to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. SPL will be obligated to pay additional interest if it fails to comply with its obligations to register the Notes within the specified time periods.

This description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item  9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

1.1*	Purchase Agreement, dated as of September 19, 2016, between Sabine Pass Liquefaction, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (Incorporated by reference to Exhibit 1.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on September 23, 2016).

4.1*	Eighth Supplemental Indenture, dated as of September 19, 2016, between Sabine Pass Liquefaction, LLC and The Bank of New York Mellon, as Trustee under the Indenture (Incorporated by reference to Exhibit 4.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on September 23, 2016).

4.2*	Ninth Supplemental Indenture, dated as of September 23 2016, between Sabine Pass Liquefaction, LLC and The Bank of New York Mellon, as Trustee under the Indenture (Incorporated by reference to Exhibit 4.2 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on September 23, 2016).

10.1*	Registration Rights Agreement, dated as of September 23, 2016, between Sabine Pass Liquefaction, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (Incorporated by reference to Exhibit 10.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on September 23, 2016).

*	Incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS LP HOLDINGS, LLC

Dated: September 23, 2016	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Purchase Agreement, dated as of September 19, 2016, between Sabine Pass Liquefaction, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (Incorporated by reference to Exhibit 1.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on September 23, 2016).

4.1*	Eighth Supplemental Indenture, dated as of September 19, 2016, between Sabine Pass Liquefaction, LLC and The Bank of New York Mellon, as Trustee under the Indenture (Incorporated by reference to Exhibit 4.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on September 23, 2016).

4.2*	Ninth Supplemental Indenture, dated as of September 23 2016, between Sabine Pass Liquefaction, LLC and The Bank of New York Mellon, as Trustee under the Indenture (Incorporated by reference to Exhibit 4.2 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on September 23, 2016).

10.1*	Registration Rights Agreement, dated as of September 23, 2016, between Sabine Pass Liquefaction, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (Incorporated by reference to Exhibit 10.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on September 23, 2016).

*	Incorporated herein by reference.